Supplement dated March 9, 2021
to the Prospectuses and Summary Prospectuses, each as supplemented as applicable, of the following fund:
Fund	Prospectuses and Summary Prospectuses Dated
Columbia Funds Series Trust I
Columbia Large Cap Growth Fund	12/1/2020
Effective March 9, 2021 (the Effective Date), the portfolio manager information under the caption “Fund Management” in the Summary Prospectuses and in the “Summary of the Fund” section of the Prospectuses is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Melda Mergen, CFA, CAIA	Senior Portfolio Manager, Managing Director and Deputy Global Head of Equities	Co-Portfolio Manager	2019
Tiffany Wade	Portfolio Manager	Co-Portfolio Manager	March 2021
The rest of the section remains the same.
On the Effective Date, the portfolio manager information under the caption “Primary Service Providers - Portfolio Managers” in the “More Information About the Fund” section of the Prospectuses is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Melda Mergen, CFA, CAIA	Senior Portfolio Manager, Managing Director and Deputy Global Head of Equities	Co-Portfolio Manager	2019
Tiffany Wade	Portfolio Manager	Co-Portfolio Manager	March 2021
Ms. Mergen joined one of the Columbia Management legacy firms or acquired business lines in 1999. Ms. Mergen began her investment career in 1999 and earned a B.A. from Bogazici University and an M.B.A. from the University of Massachusetts at Amherst.
Ms. Wade joined one of the Columbia Management legacy firms or acquired business lines in 2010. Ms. Wade began her investment career in 2008 and earned a B.A. in economics from Brown University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP174_07_004_(03/21)